UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund:	BlackRock Equity Dividend Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity Dividend Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2022

Date of reporting period: 10/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Equity Dividend Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2021	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2021, the Fund underperformed its benchmark, the Russell 1000® Value Index, as well as the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from relative performance was stock selection and allocation decisions within the health care sector. Most prominently, selection decisions in the health care equipment & supplies and pharmaceuticals industries weighed most heavily on returns, as did an underweight allocation to life sciences tools & services companies. Within consumer staples, an overweight allocation to the personal products industry accounted for the vast majority of relative underperformance from the sector. Other notable detractors included stock selection among consumer discretionary companies and an underweight allocation to the real estate sector.

Conversely, the largest contributor to relative performance was stock selection and allocation decisions within the financial sector. Notably, stock selection in the insurance and capital markets industries had a positive impact on relative returns. In the industrials sector, the Fund’s underweight allocation to the machinery and airline industries boosted relative performance, as did stock selection in the aerospace & defense industry. Other modest contributors during the period included an underweight allocation to communication services stocks and an overweight allocation to the energy sector.

The Fund’s cash balance at period end was 5.6%. The elevated cash balance was strategic in nature, as the Fund preferred to pair high-quality cyclical exposure with an elevated cash balance to maintain an appropriate risk and potential return profile, especially as many traditional defensive sectors had above-normal valuations. The Fund’s cash balance detracted from relative performance during the period.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in increased exposure to health care, industrials and consumer discretionary stocks. Exposure to consumer staples, financials and communication services stocks decreased.

Describe portfolio positioning at period end.

In absolute terms, the Fund’s largest allocations were in the financials, health care and information technology sectors. Relative to the Russell 1000® Value Index benchmark, the largest overweight positions were in the financials, energy and consumer discretionary sectors. The Fund’s most significant relative underweight positions were in the real estate, industrials and communication services sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	3.65%	44.42%	N/A	13.60%	N/A	12.12%	N/A
Service	3.50	43.99	N/A	13.27	N/A	11.79	N/A
Investor A	3.53	44.13	36.56%	13.31	12.09%	11.83	11.23%
Investor C	3.17	43.01	42.01	12.50	12.50	11.20	11.20
Class K	3.71	44.60	N/A	13.73	N/A	12.20	N/A
Class R	3.35	43.62	N/A	12.95	N/A	11.48	N/A
Russell 1000® Value Index(c)	5.47	43.76	N/A	12.39	N/A	12.85	N/A
S&P 500® Index(d)	10.91	42.91	N/A	18.93	N/A	16.21	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

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Fund Summary as of October 31, 2021 (continued)	BlackRock Equity Dividend Fund

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,036.50	$ 3.49		$ 1,000.00	$ 1,021.78	$ 3.47		0.68%
Service	1,000.00	1,035.00	5.08		1,000.00	1,020.21	5.04		0.99
Investor A	1,000.00	1,035.30	4.77		1,000.00	1,020.52	4.74		0.93
Investor C	1,000.00	1,031.70	8.60		1,000.00	1,016.74	8.54		1.68
Class K	1,000.00	1,037.10	2.93		1,000.00	1,022.33	2.91		0.57
Class R	1,000.00	1,033.50	6.51		1,000.00	1,018.80	6.46		1.27

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Wells Fargo & Co.	4%
Citigroup, Inc.	3
American International Group, Inc.	3
Anthem, Inc.	3
Bank of America Corp.	3
Cisco Systems, Inc.	2
AstraZeneca PLC	2
BAE Systems PLC	2
General Motors Co.	2
Unilever PLC	2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Financials	26%
Health Care	18
Information Technology	10
Industrials	8
Consumer Discretionary	7
Energy	7
Consumer Staples	6
Communication Services	6
Utilities	4
Materials	2
Short-Term Securities	6
Other Assets Less Liabilities	—	(c)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of net assets.

F U N D S U M M A R Y	5

About Fund Performance	BlackRock Equity Dividend Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on May 1, 2021 and held through October 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2021	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.1%
BAE Systems PLC	58,476,853	$440,924,915
Huntington Ingalls Industries, Inc.	281,396	57,047,411
Lockheed Martin Corp.	153,311	50,948,312
Raytheon Technologies Corp.	1,402,904	124,662,049

		673,582,687

Auto Components — 0.6%
Lear Corp.	688,773	118,365,640

Automobiles — 1.9%
General Motors Co.(a)	7,657,366	416,790,431

Banks — 11.9%
Bank of America Corp.	12,314,503	588,386,953
Citigroup, Inc.	10,162,388	702,830,754
First Citizens BancShares, Inc., Class A	214,989	174,979,547
JPMorgan Chase & Co.	1,765,051	299,864,515
Wells Fargo & Co.	16,656,173	852,129,811

		2,618,191,580

Beverages — 2.0%
Coca-Cola Co.	3,521,952	198,532,434
Constellation Brands, Inc., Class A	1,075,242	233,123,218

		431,655,652

Capital Markets — 5.5%
Apollo Global Management, Inc.	2,805,192	215,859,524
Charles Schwab Corp.	3,567,897	292,674,591
Intercontinental Exchange, Inc.	542,058	75,053,351
Morgan Stanley	3,423,128	351,829,096
Raymond James Financial, Inc.	2,615,701	257,881,961

		1,193,298,523

Chemicals — 1.4%
Corteva, Inc.	2,639,215	113,882,127
DuPont de Nemours, Inc.	800,964	55,747,094
PPG Industries, Inc.	867,059	139,223,664

		308,852,885

Communications Equipment — 2.7%
Cisco Systems, Inc.	10,444,753	584,592,825

Consumer Finance — 0.7%
Capital One Financial Corp.	1,036,198	156,496,984

Containers & Packaging — 0.5%
Sealed Air Corp.	1,908,214	113,195,255

Diversified Financial Services — 0.8%
Equitable Holdings, Inc.	5,380,685	180,252,948

Diversified Telecommunication Services — 1.3%
Verizon Communications, Inc.	5,422,742	287,351,099

Electric Utilities — 1.5%
American Electric Power Co., Inc.	1,107,024	93,776,003
Edison International	2,657,007	167,205,450
Exelon Corp.	1,375,210	73,147,420

		334,128,873

Food Products — 0.6%
Danone SA	1,973,752	128,660,474

Health Care Equipment & Supplies — 4.7%
Alcon, Inc.	1,123,790	93,183,000
Becton Dickinson and Co.	217,905	52,207,859

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Koninklijke Philips NV	4,650,875	$219,405,812
Medtronic PLC	3,007,187	360,441,434
Zimmer Biomet Holdings, Inc.	2,063,608	295,343,577

		1,020,581,682

Health Care Providers & Services — 8.3%
Anthem, Inc.	1,363,829	593,442,913
Cigna Corp.	1,318,410	281,625,560
CVS Health Corp.	3,062,878	273,453,748
Humana, Inc.	620,720	287,492,675
McKesson Corp.	549,893	114,311,757
UnitedHealth Group, Inc.	556,833	256,404,891

		1,806,731,544

Household Durables — 1.0%
Newell Brands, Inc.	3,853,456	88,205,608
Panasonic Corp.	10,390,800	128,492,873

		216,698,481

Industrial Conglomerates — 2.2%
General Electric Co.	3,254,282	341,276,553
Siemens AG, Registered Shares	880,305	143,121,644

		484,398,197

Insurance — 7.3%
Allstate Corp.	1,069,163	132,223,388
American International Group, Inc.	11,704,885	691,641,655
Arthur J. Gallagher & Co.	1,277,159	214,141,249
Fidelity National Financial, Inc.	4,781,811	229,096,565
MetLife, Inc.	4,170,680	261,918,704
Willis Towers Watson PLC	311,171	75,390,510

		1,604,412,071

IT Services — 3.8%
Cognizant Technology Solutions Corp., Class A	4,643,968	362,647,461
Fidelity National Information Services, Inc.	2,486,732	275,380,702
Visa, Inc., Class A	956,359	202,528,145

		840,556,308

Machinery — 1.1%
Komatsu Ltd.	9,405,500	246,342,267

Media — 3.1%
Comcast Corp., Class A	7,600,402	390,888,675
Fox Corp., Class A	7,379,737	293,270,748
Fox Corp., Class B	61,453	2,271,303

		686,430,726

Multi-line Retail — 1.3%
Dollar General Corp.	1,316,582	291,649,245

Multi-Utilities — 2.7%
Ameren Corp.	1,439,430	121,329,555
CenterPoint Energy, Inc.	5,894,202	153,485,020
NiSource, Inc.	4,602,310	113,538,988
Public Service Enterprise Group, Inc.	3,216,877	205,236,752

		593,590,315

Oil, Gas & Consumable Fuels — 6.6%
BP PLC	85,655,435	410,366,667
ConocoPhillips	4,495,004	334,832,848
Enterprise Products Partners LP	16,820,993	381,500,121
EQT Corp.(a)	2,480,597	49,388,687

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Equinor ASA	3,975,739	$100,738,579
Marathon Petroleum Corp.	2,567,973	169,306,460

		1,446,133,362

Personal Products — 1.9%
Unilever PLC, ADR.	7,767,721	416,194,491

Pharmaceuticals — 5.5%
AstraZeneca PLC	3,532,301	441,895,462
Bayer AG, Registered Shares	5,336,136	300,732,098
Merck & Co., Inc.	636,278	56,024,278
Sanofi	4,071,075	408,915,490

		1,207,567,328

Professional Services — 1.0%
Leidos Holdings, Inc.	2,212,798	221,235,544

Road & Rail — 0.9%
Union Pacific Corp.	850,720	205,363,808

Semiconductors & Semiconductor Equipment — 0.4%
Analog Devices, Inc.	530,964	92,116,944

Software — 2.9%
CDK Global, Inc.	3,419,859	148,832,264
Microsoft Corp.	426,392	141,400,115
Open Text Corp.	1,122,996	56,542,849
SS&C Technologies Holdings, Inc.	3,610,450	286,922,461

		633,697,689

Specialty Retail — 2.1%
Lowe’s Cos., Inc.	541,253	126,555,777
Ross Stores, Inc.	2,928,616	331,519,331

		458,075,108

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.5%
Samsung Electronics Co. Ltd.	1,887,720	$113,023,676

Tobacco — 1.3%
Altria Group, Inc.	2,661,818	117,412,792
British American Tobacco PLC	4,860,476	169,068,821

		286,481,613

Wireless Telecommunication Services — 1.1%
Rogers Communications, Inc., Class B	5,193,959	241,567,776

Total Long-Term Investments — 94.2% (Cost: $14,698,854,481)		20,658,264,031

Short-Term Securities

Money Market Funds — 5.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(b)(c)	1,229,506,773	1,229,506,773

Total Short-Term Securities — 5.6% (Cost: $1,229,506,773)		1,229,506,773

Total Investments — 99.8% (Cost: $15,928,361,254)		21,887,770,804

Other Assets Less Liabilities — 0.2%		45,977,478

Net Assets — 100.0%		$21,933,748,282

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2021 for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,226,706,825	$2,799,948	(a)	$ —	$—	$—	$1,229,506,773	1,229,506,773	$33,232	$—

(a)	Represents net amount purchased (sold).

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2021	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$232,657,772	$440,924,915	$—	$673,582,687
Auto Components	118,365,640	—	—	118,365,640
Automobiles	416,790,431	—	—	416,790,431
Banks	2,618,191,580	—	—	2,618,191,580
Beverages	431,655,652	—	—	431,655,652
Capital Markets	1,193,298,523	—	—	1,193,298,523
Chemicals	308,852,885	—	—	308,852,885
Communications Equipment	584,592,825	—	—	584,592,825
Consumer Finance	156,496,984	—	—	156,496,984
Containers & Packaging	113,195,255	—	—	113,195,255
Diversified Financial Services	180,252,948	—	—	180,252,948
Diversified Telecommunication Services	287,351,099	—	—	287,351,099
Electric Utilities	334,128,873	—	—	334,128,873
Food Products	—	128,660,474	—	128,660,474
Health Care Equipment & Supplies	707,992,870	312,588,812	—	1,020,581,682
Health Care Providers & Services	1,806,731,544	—	—	1,806,731,544
Household Durables	88,205,608	128,492,873	—	216,698,481
Industrial Conglomerates	341,276,553	143,121,644	—	484,398,197
Insurance	1,604,412,071	—	—	1,604,412,071
IT Services	840,556,308	—	—	840,556,308
Machinery	—	246,342,267	—	246,342,267
Media	686,430,726	—	—	686,430,726
Multi-line Retail	291,649,245	—	—	291,649,245
Multi-Utilities	593,590,315	—	—	593,590,315
Oil, Gas & Consumable Fuels	935,028,116	511,105,246	—	1,446,133,362
Personal Products	416,194,491	—	—	416,194,491
Pharmaceuticals	56,024,278	1,151,543,050	—	1,207,567,328
Professional Services	221,235,544	—	—	221,235,544
Road & Rail	205,363,808	—	—	205,363,808
Semiconductors & Semiconductor Equipment	92,116,944	—	—	92,116,944
Software	633,697,689	—	—	633,697,689
Specialty Retail	458,075,108	—	—	458,075,108
Technology Hardware, Storage & Peripherals	—	113,023,676	—	113,023,676
Tobacco	117,412,792	169,068,821	—	286,481,613
Wireless Telecommunication Services	241,567,776	—	—	241,567,776
Short-Term Securities
Money Market Funds	1,229,506,773	—	—	1,229,506,773

	$18,542,899,026	$3,344,871,778	$—	$21,887,770,804

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities  (unaudited)

October 31, 2021

BlackRock Equity Dividend Fund

ASSETS
Investments, at value — unaffiliated(a)	$20,658,264,031
Investments, at value — affiliated(b)	1,229,506,773
Foreign currency, at value(c)	633
Receivables:
Investments sold	23,633,962
Capital shares sold	20,947,352
Dividends — unaffiliated	52,267,382
Dividends — affiliated	5,295
Prepaid expenses	351,456

Total assets	21,984,976,884

LIABILITIES
Payables:
Investments purchased	9,460,519
Accounting services fees	1,660,198
Capital shares redeemed	22,152,610
Custodian fees	450,222
Investment advisory fees	10,169,304
Trustees’ and Officer’s fees	23,364
Other accrued expenses	37,644
Other affiliate fees	78,837
Professional fees	147,971
Service and distribution fees	1,765,453
Transfer agent fees	5,282,480

Total liabilities	51,228,602

NET ASSETS	$21,933,748,282

NET ASSETS CONSIST OF
Paid-in capital	$14,681,098,474
Accumulated earnings	7,252,649,808

NET ASSETS	$21,933,748,282

(a) Investments, at cost — unaffiliated	$14,698,854,481
(b) Investments, at cost — affiliated	$1,229,506,773
(c) Foreign currency, at cost	$635

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities  (unaudited) (continued)

October 31, 2021

BlackRock Equity Dividend Fund

NET ASSET VALUE

Institutional
Net assets	$12,068,419,424

Shares outstanding	521,239,941

Net asset value	$23.15

Shares authorized	Unlimited

Par value	$0.10

Service
Net assets	$74,196,398

Shares outstanding	3,219,943

Net asset value	$23.04

Shares authorized	Unlimited

Par value	$0.10

Investor A
Net assets	$5,536,174,482

Shares outstanding	240,085,157

Net asset value	$23.06

Shares authorized	Unlimited

Par value	$0.10

Investor C
Net assets	$438,746,470

Shares outstanding	20,028,856

Net asset value	$21.91

Shares authorized	Unlimited

Par value	$0.10

Class K
Net assets	$3,313,591,674

Shares outstanding	143,191,820

Net asset value	$23.14

Shares authorized	Unlimited

Par value	$0.10

Class R
Net assets	$502,619,834

Shares outstanding	21,545,704

Net asset value	$23.33

Shares authorized	Unlimited

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations (unaudited)

Six Months Ended October 31, 2021

BlackRock Equity Dividend Fund

INVESTMENT INCOME
Dividends — unaffiliated	$241,627,933
Dividends — affiliated	33,232
Foreign taxes withheld	(5,932,758)

Total investment income	235,728,407

EXPENSES
Investment advisory	60,283,341
Service and distribution — class specific	10,930,480
Transfer agent — class specific	10,674,074
Accounting services	821,829
Registration	232,367
Custodian	216,361
Trustees and Officer	140,334
Professional	121,660
Miscellaneous	136,327

Total expenses	83,556,773
Less:
Fees waived and/or reimbursed by the Manager	(131,651)

Total expenses after fees waived and/or reimbursed	83,425,122

Net investment income	152,303,285

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	1,293,495,295
Foreign currency transactions	625,215
In-kind redemptions — unaffiliated	178,006,608

1,472,127,118

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(847,684,207)
Foreign currency translations	(363,354)

(848,047,561)

Net realized and unrealized gain	624,079,557

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$776,382,842

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

	BlackRock Equity Dividend Fund
	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS

Net investment income	$152,303,285	$324,359,074
Net realized gain	1,472,127,118	1,486,588,417
Net change in unrealized appreciation (depreciation)	(848,047,561)	4,996,912,786

Net increase in net assets resulting from operations	776,382,842	6,807,860,277

DISTRIBUTIONS TO SHAREHOLDERS(a)

Institutional	(561,475,890)	(593,381,220)
Service	(4,143,596)	(5,428,051)
Investor A	(274,464,232)	(281,342,553)
Investor C	(21,584,163)	(46,289,364)
Class K	(156,409,582)	(169,907,267)
Class R	(22,740,924)	(26,341,395)

Decrease in net assets resulting from distributions to shareholders	(1,040,818,387)	(1,122,689,850)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	462,369,435	(316,638,076)

NET ASSETS

Total increase in net assets	197,933,890	5,368,532,351
Beginning of period	21,735,814,392	16,367,282,041

End of period	$21,933,748,282	$21,735,814,392

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund

	Institutional

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended July 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$23.48		$17.30	$19.70		$23.53	$22.19	$22.33	$24.94

Net investment income(a)	0.17		0.37	0.29		0.43	0.42	0.43	0.44
Net realized and unrealized gain (loss)	0.65		7.06	(1.98)		0.31	2.28	3.22	0.79

Net increase (decrease) from investment operations	0.82		7.43	(1.69)		0.74	2.70	3.65	1.23

Distributions(b)
From net investment income		(0.17)	(0.34)	(0.27)		(0.46)	(0.39)	(0.44)	(0.45)
From net realized gain		(0.98)	(0.91)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)

Total distributions		(1.15)	(1.25)	(0.71)		(4.57)	(1.36)	(3.79)	(3.84)

Net asset value, end of period	$23.15		$23.48	$17.30		$19.70	$23.53	$22.19	$22.33

Total Return(c)
Based on net asset value	3.65	%(d)	44.72%	(8.98	)%(d)	4.02%	12.47%	17.13%	6.29%

Ratios to Average Net Assets(e)
Total expenses	0.68	%(f)	0.70%	0.71	%(f)	0.70%	0.72%	0.72%	0.71%

Total expenses after fees waived and/or reimbursed	0.68	%(f)	0.70%	0.70	%(f)	0.69%	0.72%	0.71%	0.69%

Net investment income	1.49	%(f)	1.89%	1.98	%(f)	2.01%	1.86%	1.89%	2.00%

Supplemental Data
Net assets, end of period (000)	$12,068,419		$11,762,808	$8,412,641		$9,977,737	$11,120,924	$12,305,546	$11,620,763

Portfolio turnover rate		23%	45%	40%		43%	36%	29%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended July 31,
				2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Service

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended July 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$23.37		$17.23	$19.61		$23.44	$22.12	$22.26	$24.86

Net investment income(a)	0.13		0.32	0.24		0.36	0.36	0.39	0.37
Net realized and unrealized gain (loss)	0.65		7.01	(1.96)		0.32	2.26	3.21	0.79

Net increase (decrease) from investment operations	0.78		7.33	(1.72)		0.68	2.62	3.60	1.16

Distributions(b)
From net investment income		(0.13)	(0.28)	(0.22)		(0.40)	(0.33)	(0.39)	(0.37)
From net realized gain		(0.98)	(0.91)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)

Total distributions		(1.11)	(1.19)	(0.66)		(4.51)	(1.30)	(3.74)	(3.76)

Net asset value, end of period	$23.04		$23.37	$17.23		$19.61	$23.44	$22.12	$22.26

Total Return(c)
Based on net asset value	3.50	%(d)	44.24%	(9.16	)%(d)	3.74%	12.11%	16.92%	5.95%

Ratios to Average Net Assets(e)
Total expenses	0.99	%(f)	1.01%	1.01	%(f)	1.00%	1.01%	0.92%	1.04%

Total expenses after fees waived and/or reimbursed.	0.99	%(f)	1.00%	1.00	%(f)	0.99%	1.01%	0.92%	1.01%

Net investment income	1.16	%(f)	1.64%	1.68	%(f)	1.69%	1.59%	1.72%	1.68%

Supplemental Data
Net assets, end of period (000)	$74,196		$89,037	$89,711		$130,943	$82,914	$63,273	$86,382

Portfolio turnover rate		23%	45%	40%		43%	36%	29%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended July 31,
				2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor A

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended July 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$23.39		$17.24	$19.63		$23.46	$22.13	$22.28	$24.88

Net investment income(a)	0.14		0.32	0.25		0.37	0.37	0.38	0.39
Net realized and unrealized gain (loss)	0.65		7.03	(1.97)		0.32	2.26	3.20	0.79

Net increase (decrease) from investment operations	0.79		7.35	(1.72)		0.69	2.63	3.58	1.18

Distributions(b)
From net investment income		(0.14)	(0.29)	(0.23)		(0.41)	(0.33)	(0.38)	(0.39)
From net realized gain		(0.98)	(0.91)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)

Total distributions		(1.12)	(1.20)	(0.67)		(4.52)	(1.30)	(3.73)	(3.78)

Net asset value, end of period	$23.06		$23.39	$17.24		$19.63	$23.46	$22.13	$22.28

Total Return(c)
Based on net asset value	3.53	%(d)	44.37%	(9.14	)%(d)	3.76%	12.18%	16.82%	6.07%

Ratios to Average Net Assets(e)
Total expenses	0.93	%(f)	0.95%	0.95	%(f)	0.96%	0.97%	0.97%	0.96%

Total expenses after fees waived and/or reimbursed	0.93	%(f)	0.95%	0.95	%(f)	0.95%	0.96%	0.96%	0.93%

Net investment income	1.23	%(f)	1.64%	1.73	%(f)	1.74%	1.61%	1.66%	1.76%

Supplemental Data
Net assets, end of period (000)	$5,536,174		$5,781,855	$3,954,045		$4,504,748	$4,999,366	$5,435,461	$5,951,054

Portfolio turnover rate		23%	45%	40%		43%	36%	29%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended July 31,
				2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor C

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended July 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$22.27		$16.46	$18.76		$22.62	$21.37	$21.62	$24.27

Net investment income(a)	0.05		0.18	0.14		0.21	0.20	0.21	0.22
Net realized and unrealized gain (loss)	0.62		6.69	(1.87)		0.29	2.19	3.10	0.76

Net increase (decrease) from investment operations	0.67		6.87	(1.73)		0.50	2.39	3.31	0.98

Distributions(b)
From net investment income		(0.05)	(0.15)	(0.13)		(0.25)	(0.17)	(0.21)	(0.24)
From net realized gain		(0.98)	(0.91)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)

Total distributions		(1.03)	(1.06)	(0.57)		(4.36)	(1.14)	(3.56)	(3.63)

Net asset value, end of period	$21.91		$22.27	$16.46		$18.76	$22.62	$21.37	$21.62

Total Return(c)
Based on net asset value	3.17	%(d)	43.30%	(9.62	)%(d)	3.01%	11.44%	15.99%	5.24%

Ratios to Average Net Assets(e)
Total expenses	1.68	%(f)	1.69%	1.67	%(f)	1.67%	1.67%	1.69%	1.69%

Total expenses after fees waived and/or reimbursed	1.68	%(f)	1.68%	1.66	%(f)	1.66%	1.67%	1.69%	1.67%

Net investment income	0.49	%(f)	1.02%	1.04	%(f)	1.05%	0.90%	0.94%	1.02%

Supplemental Data
Net assets, end of period (000)	$438,746		$499,559	$1,033,611		$1,615,843	$2,225,355	$2,538,471	$3,043,757

Portfolio turnover rate		23%	45%	40%		43%	36%	29%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended July 31,
				2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class K

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended July 31,			Period from 03/28/16(a) to 07/31/16
						2019	2018	2017

Net asset value, beginning of period	$23.47		$17.29	$19.69		$23.52	$22.18	$22.32	$20.97

Net investment income(b)	0.18		0.39	0.30		0.45	0.45	0.42	0.09
Net realized and unrealized gain (loss)	0.65		7.06	(1.97)		0.32	2.28	3.26	1.48

Net increase (decrease) from investment operations	0.83		7.45	(1.67)		0.77	2.73	3.68	1.57

Distributions(c)
From net investment income		(0.18)	(0.36)	(0.29)		(0.49)	(0.42)	(0.47)	(0.22)
From net realized gain		(0.98)	(0.91)	(0.44)		(4.11)	(0.97)	(3.35)	—

Total distributions		(1.16)	(1.27)	(0.73)		(4.60)	(1.39)	(3.82)	(0.22)

Net asset value, end of period	$23.14		$23.47	$17.29		$19.69	$23.52	$22.18	$22.32

Total Return(d)
Based on net asset value	3.71	%(e)	44.93%	(8.90	)%(e)	4.14%	12.63%	17.28%	7.50	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.57	%(g)	0.59%	0.59	%(g)	0.59%	0.59%	0.59%	0.58	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.57	%(g)	0.58%	0.58	%(g)	0.58%	0.58%	0.59%	0.57	%(g)(h)

Net investment income	1.59	%(g)	2.02%	2.10	%(g)	2.10%	1.99%	1.83%	1.22	%(g)

Supplemental Data
Net assets, end of period (000)	$3,313,592		$3,089,993	$2,440,035		$2,413,725	$2,229,057	$209,323	$22,861

Portfolio turnover rate		23%	45%	40%		43%	36%	29%	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended July 31,			Period from 03/28/16(a) to 07/31/16
				2019	2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(g)	Annualized.
(h)	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.58%.

See notes to financial statements.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class R

	Six Months Ended 10/31/21 (unaudited)		Year Ended 04/30/21	Period from 08/01/19 to 04/30/20		Year Ended July 31,
						2019	2018	2017	2016

Net asset value, beginning of period	$23.65		$17.42	$19.82		$23.64	$22.28	$22.41	$25.01

Net investment income(a)	0.10		0.26	0.21		0.31	0.30	0.31	0.32
Net realized and unrealized gain (loss)	0.66		7.10	(1.99)		0.31	2.29	3.22	0.79

Net increase (decrease) from investment operations	0.76		7.36	(1.78)		0.62	2.59	3.53	1.11

Distributions(b)
From net investment income		(0.10)	(0.22)	(0.18)		(0.33)	(0.26)	(0.31)	(0.32)
From net realized gain		(0.98)	(0.91)	(0.44)		(4.11)	(0.97)	(3.35)	(3.39)

Total distributions		(1.08)	(1.13)	(0.62)		(4.44)	(1.23)	(3.66)	(3.71)

Net asset value, end of period	$23.33		$23.65	$17.42		$19.82	$23.64	$22.28	$22.41

Total Return(c)
Based on net asset value	3.35	%(d)	43.89%	(9.35	)%(d)	3.42%	11.86%	16.44%	5.70%

Ratios to Average Net Assets(e)
Total expenses	1.27	%(f)	1.28%	1.28	%(f)	1.27%	1.28%	1.29%	1.27%

Total expenses after fees waived and/or reimbursed	1.27	%(f)	1.27%	1.27	%(f)	1.27%	1.28%	1.28%	1.25%

Net investment income	0.89	%(f)	1.34%	1.42	%(f)	1.44%	1.29%	1.33%	1.44%

Supplemental Data
Net assets, end of period (000)	$502,620		$512,562	$437,238		$614,787	$754,259	$819,982	$862,531

Portfolio turnover rate		23%	45%	40%		43%	36%	29%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 10/31/21 (unaudited)	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended July 31,
				2019	2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Equity Dividend Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-Kind Redemptions: The Fund transferred securities and cash to shareholders in connection with an in-kind redemption transaction. For financial reporting purposes, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the redemption. For the six months ended October 31, 2021, the Fund had in-kind redemptions of $408,000,000. For tax purposes, no gains or losses were recognized.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Net gains and losses resulting from such in-kind redemptions are shown in the Statement of Operations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (unaudited) (continued)

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $8 billion	0.60%
$8 billion — $10 billion	0.56
$10 billion — $12 billion	0.54
$12 billion — $17 billion	0.52
$17 billion — $25 billion	0.51
$25 billion — $30 billion	0.50
$30 billion — $40 billion	0.47
Greater than $40 billion	0.45

For the six months ended October 31, 2021, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statement of Operations. The reimbursements were $29,906.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Service	Investor A	Investor C	Class R	Total
BlackRock Equity Dividend Fund	$107,596	$7,208,402	$2,342,032	$1,272,450	$10,930,480

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2021, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional
Amounts paid to affiliates	$107,329

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$11,868	$73	$52,795	$18,533	$895	$674	$84,838

For the six months ended October 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees — class specific	$6,521,937	$74,508	$3,195,587	$272,642	$88,649	$520,751	$10,674,074

Other Fees: For the six months ended October 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, for a total of $89,323.

For the six months ended October 31, 2021, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
CDSC	$12,412	$14,107	$26,519

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended October 31, 2021, the amounts waived were $131,651.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

5.	PURCHASES AND SALES

For the six months ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind redemptions, were $4,696,292,575 and $4,744,860,604, respectively.

For the six months ended October 31, 2021, in-kind transactions were $380,876,517.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlackRock Equity Dividend Fund	$16,048,189,850	$6,158,866,705	$(319,285,751)	$5,839,580,954

7.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2021, the Fund did not borrow under the credit agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (unaudited) (continued)

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited) (continued)

9.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/21		Year Ended 04/30/21
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
BlackRock Equity Dividend Fund
Institutional
Shares sold	65,557,382	$1,501,941,798	132,713,250	$2,663,094,179
Shares issued in reinvestment of distributions	20,642,539	461,558,455	25,481,072	487,921,139
Shares redeemed	(65,889,931)	(1,533,222,409)	(143,456,623)	(2,794,378,320)

	20,309,990	$430,277,844	14,737,699	$356,636,998

Service
Shares sold	225,293	$5,188,907	1,125,834	$22,771,343
Shares issued in reinvestment of distributions	186,267	4,143,354	285,920	5,427,791
Shares redeemed	(1,001,018)	(22,705,956)	(2,809,913)	(55,864,128)

	(589,458)	$(13,373,695)	(1,398,159)	$(27,664,994)

Investor A
Shares sold and automatic conversion of shares	17,628,390	$405,939,847	64,297,619	$1,233,636,495
Shares issued in reinvestment of distributions	11,805,658	262,852,878	14,157,453	270,153,187
Shares redeemed	(36,541,704)	(828,956,696)	(60,596,501)	(1,174,136,193)

	(7,107,656)	$(160,163,971)	17,858,571	$329,653,489

Investor C
Shares sold	1,386,057	$30,466,097	2,759,602	$52,133,124
Shares issued in reinvestment of distributions	997,987	21,103,876	2,492,935	44,639,476
Shares redeemed and automatic conversion of shares	(4,783,168)	(104,862,231)	(45,612,365)	(817,541,878)

	(2,399,124)	$(53,292,258)	(40,359,828)	$(720,769,278)

Class K
Shares sold	16,791,043	$388,728,184	37,914,506	$745,876,329
Shares issued in reinvestment of distributions	6,980,233	155,948,248	8,833,748	169,148,044
Shares redeemed	(12,233,571)	(282,092,694)	(56,179,486)	(1,103,026,812)

	11,537,705	$262,583,738	(9,431,232)	$(188,002,439)

Class R
Shares sold	1,054,707	$24,636,531	2,364,396	$46,848,593
Shares issued in reinvestment of distributions	1,009,074	22,726,519	1,371,265	26,333,928
Shares redeemed	(2,191,372)	(51,025,273)	(7,161,743)	(139,674,373)

	(127,591)	$(3,662,223)	(3,426,082)	$(66,491,852)

	21,623,866	$462,369,435	(22,019,031)	$(316,638,076)

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Equity Dividend Fund (the “Fund”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	27

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	29

Additional Information  (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Transfer Agent	Address of the Fund
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	31

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQDIV-10/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: January 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: January 4, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: January 4, 2022

4